UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Total Return

Unconstrained Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Total Return Unconstrained Fund

Fund objective

The Fund seeks to maximize long-term total return.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset Total Return Unconstrained Portfolio. There was no change in the Fund’s investment objective and investment polices as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, S. Kenneth Leech, Dennis J. McNamara and Christopher Orndorff. Messrs. Walsh, Buchanan and Gardner have been responsible for the day-to-day management of the Fund since its inception in 2006. Messrs. Leech, McNamara and Orndorff have been responsible for the day-to-day management of the Fund since September 2012. Messrs. Walsh, Buchanan, Gardner, Leech and McNamara have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. Mr. Orndorff has been employed by Western Asset in the capacity of investment professional since 2010. Prior to joining Western Asset, Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

Western Asset Total Return Unconstrained Fund	III
•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

IV	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September,

Western Asset Total Return Unconstrained Fund	V

the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB (“investment grade”) at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we deem to be of comparable quality. The Fund may invest in lower-rated, higher-yielding securities and U.S. dollar- and non-U.S. dollar denominated instruments of governments and corporations. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in debt and fixed-income securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, including futures positions, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, within the range of -5 to ten years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions, it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least Baa/BBB or their equivalent.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationii Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to

2	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Fund overview (cont’d)

flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%. All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012.

Inflation was relatively benign during the reporting period. For the twelve months ended December 31, 2012, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.74%. The CPI-U less food and energy was 1.89% over the same time frame. However, inflation-protected securities generated solid results during the reporting period due to expectations for higher inflation given continued Fed policy accommodation. During the twelve months ended December 31, 2012, the Barclays U.S. TIPS Indexvi gained 6.98%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the strong performance in the spread sectors, we moved to reduce the Fund’s overall risk exposure in the fall. This included increasing the Fund’s allocation to cash and reducing its exposures to agency mortgage-backed securities (“MBS”), investment grade Financials and high-yield corporate bonds. We also pared the Fund’s allocations to Inflation-Protected Securities (“TIPS”), asset-backed securities (“ABS”) and municipal bonds. Elsewhere, we increased the Fund’s allocation to non-agency MBS.

During the reporting period, we utilized interest rate swaps, interest rate futures, interest rate swaptions and interest rate options to manage the Fund’s duration and yield curvevii exposure. While the interest rate swaps and interest rate futures detracted from performance, our interest rate options and swaptions were positive for results. Credit default swaps were used to manage our credit and commercial mortgage-backed security (“CMBS”) exposures. The use of these instruments was negative for results. Currency forwards, which were used to manage the Fund’s non-U.S. dollar exposure, were a positive for performance.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Total Return Unconstrained Fund returned 7.53%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii, returned 4.22% and 0.51%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 11.21% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 229 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	3.43%	N/A
Class C	3.02%	N/A
Class FI	3.50%	7.29%
Class R	3.26%	N/A
Class I	3.60%	7.53%
Class IS	3.62%	7.55%
Barclays U.S. Aggregate Index	1.80%	4.22%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.23%	0.51%
Lipper Multi-Sector Income Funds Category Average[1]	5.99%	11.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.50%, -0.22%, 0.68%, 0.28%, 0.93% and 0.94%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 0.47%, -0.62%, 0.34%, 0.15%, 0.73% and 0.86%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A, Class C and Class R shares for the twelve-month period is not shown because these share classes commenced operations on April 30, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, as supplemented on May 31, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.22%, 1.97%, 1.37%, 1.52%, 0.85% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.10%, 0.85% and 0.83% for Class FI, Class I and Class IS shares, respectively. These arrangements are expected to continue until April 30, 2013 but may be terminated at any time by the manager.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds for the six-month period and among the 229 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our allocation to investment grade corporate bonds, as their spreads narrowed given generally strong investor demand. In particular, the Fund’s investment grade holdings in the Financials sector, such as Citigroup Inc., Goldman Sachs Group, Bank of America Corp. and Morgan Stanley were beneficial for results. Another strong performer for the Fund was Ford Motor Credit Co.

Our allocation to non-agency MBS was also rewarded. The sector was supported by continued signs of improvement in the housing market and positive supply/demand technicals. Our high-yield corporate bond exposure enhanced the Fund’s performance, given generally solid fundamentals, low defaults and overall strong demand. Individual high-yield bond standouts included Energy Future Intermediate Holding Co., Group BPCE, Genon Energy and Sprint-Nextel Corp.

Elsewhere, overweights to agency MBS and ABS were beneficial for results as they performed well.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its duration and yield curve positioning. In particular, having a short position in 10-year Treasuries in January 2012 produced negative results as they increased in value during the month.

Several individual investment grade bond holdings detracted from results, including Safeway, Delhaize America and Freeport-McMoRan. Within the high-yield sector, positions in Dynegy and Edison Mission Energy were detrimental for results.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	5

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Corporate Bonds & Notes ( 24.8%), U.S. Government & Agency Obligations (20.7%), Collateralized Mortgage Obligations (7.5%), Collateralized Senior Loans (4.9%) and Asset-Backed Securities (4.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.43%	$1,000.00	$1,034.30	1.16%	$5.93	Class A	5.00%	$1,000.00	$1,019.30	1.16%	$5.89
Class C	3.02	1,000.00	1,030.20	1.91	9.75	Class C	5.00	1,000.00	1,015.53	1.91	9.68
Class FI	3.50	1,000.00	1,035.00	1.10	5.63	Class FI	5.00	1,000.00	1,019.61	1.10	5.58
Class R	3.26	1,000.00	1,032.60	1.50	7.66	Class R	5.00	1,000.00	1,017.60	1.50	7.61
Class I	3.60	1,000.00	1,036.00	0.85	4.35	Class I	5.00	1,000.00	1,020.86	0.85	4.32
Class IS	3.62	1,000.00	1,036.20	0.83	4.25	Class IS	5.00	1,000.00	1,020.96	0.83	4.22

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	7.29%	N/A	7.53%	7.55%
Five Years Ended 12/31/12	N/A	N/A	5.83	N/A	6.07	N/A
Inception* through 12/31/12	4.12%	3.58%	5.54	3.91%	6.02	7.79

With sales charges[2]	Class A†	Class C†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	7.29%	N/A	7.53%	7.55%
Five Years Ended 12/31/12	N/A	N/A	5.83	N/A	6.07	N/A
Inception* through 12/31/12	-0.31%	2.58%	5.54	3.91%	6.02	7.79

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/12)	4.12%
Class C (Inception date of 4/30/12 through 12/31/12)	3.58
Class FI (Inception date of 9/6/06 through 12/31/12)	40.58
Class R (Inception date of 4/30/12 through 12/31/12)	3.91
Class I (Inception date of 7/6/06 through 12/31/12)	46.13
Class IS (Inception date of 8/4/08 through 12/31/12)	39.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are April 30, 2012, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — September 6, 2006 - December 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — July 6, 2006 - December 2012

10	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 4, 2008 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class FI, I and IS shares of Western Asset Total Return Unconstrained Fund on September 6, 2006 (commencement of operations), July 6, 2006 (commencement of operations) and August 4, 2008 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class FI, I and IS shares indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk- premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset-Backed Securities
Benchmark	—Barclays U.S. Aggregate Index
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage-Backed Securities
WA Total Return	—Western Asset Total Return Unconstrained Fund

12	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset-Backed Securities
Benchmark	—Barclays U.S. Aggregate Index
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage-Backed Securities
WA Total Return	—Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2012 Annual Report	13

Schedule of investments

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 24.8%
Consumer Discretionary — 3.6%
Automobiles — 1.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	850,000	$935,000
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	794,586	(a)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	267,609
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,976,275
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,090,000	2,306,182
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	171,217	(a)
Total Automobiles				6,450,869
Hotels, Restaurants & Leisure — 0.0%
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	150,150
Household Durables — 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,450
Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	470,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,092,500
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	90,779
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,142,152
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,330,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,244,250
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	810,000	1,045,996
Interpublic Group of Cos. Inc., Senior Notes	2.250%	11/15/17	820,000	808,201
Interpublic Group of Cos. Inc., Senior Notes	3.750%	2/15/23	540,000	541,441
News America Inc., Senior Notes	6.650%	11/15/37	50,000	64,610
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	2,008,727
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	77,886
UBM PLC, Notes	5.750%	11/3/20	920,000	970,540	(a)
Total Media				10,887,982
Total Consumer Discretionary				17,530,451
Consumer Staples — 0.9%
Beverages — 0.2%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	829,483	(a)
Food & Staples Retailing — 0.3%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	500,000	639,880
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	24,877	27,778	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	38,109	43,881

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	78,235	$91,478
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	361,958
Safeway Inc., Senior Debentures	7.250%	2/1/31	420,000	454,399
Total Food & Staples Retailing				1,619,374
Food Products — 0.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	230,000	276,163	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	210,000	253,525
Total Food Products				529,688
Tobacco — 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,033,583
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	271,213
Total Tobacco				1,304,796
Total Consumer Staples				4,283,341
Energy — 2.9%
Energy Equipment & Services — 0.1%
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	451,000	491,590
Oil, Gas & Consumable Fuels — 2.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	20,000	23,023
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	788,367
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	690,006
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	108,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	59,950
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	610,000	610,763
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	320,000	343,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	260,000
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	840,000	979,650	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	560,000	723,800
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	788,213
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	190,042
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	929,826
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,168,008
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	772,758
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,072,500
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	754,299
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	310,000	392,797
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	490,000	651,210	(a)
Plains Exploration & Production Co., Senior Notes	7.625%	6/1/18	230,000	242,075

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	15

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	$240,350
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	398,700
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	246,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	624,150
Transocean Inc., Senior Notes	5.050%	12/15/16	600,000	668,053
Total Oil, Gas & Consumable Fuels				13,726,340
Total Energy				14,217,930
Financials — 7.6%
Capital Markets — 2.2%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	60,000	46,865	(b)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,114,582
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	709,327
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	956,998
Lehman Brothers Holdings Capital Trust VII	5.857%	2/19/13	100,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	2,190,000	2,199,507
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,179,697
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,803,220
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	634,307
Total Capital Markets				10,644,503
Commercial Banks — 1.6%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	275,108	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,760,000	1,804,558
BNP Paribas SA, Senior Notes	2.375%	9/14/17	460,000	466,600
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,184,427	(a)(b)(g)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	370,707
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	657,200	(a)(b)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	690,000	718,538	(a)(g)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	263,905
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	976,221	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	110,000	112,575
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	339,078

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	$836,966
Total Commercial Banks				8,005,883
Consumer Finance — 0.6%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,860,000	2,206,650
SLM Corp., Senior Notes	3.875%	9/10/15	460,000	472,863
Total Consumer Finance				2,679,513
Diversified Financial Services — 2.3%
Citigroup Inc.	5.500%	2/15/17	5,570,000	6,174,529
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	290,000	293,625	(b)(g)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	190,000	191,858	(b)(g)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	710,398
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	539,748
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,375,068
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	217,488
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	63,300	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(b)
Total Diversified Financial Services				11,101,014
Insurance — 0.9%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	612,378
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,141,621
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,401,977	(a)
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	961,897	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	298,380	(a)
Total Insurance				4,416,253
Total Financials				36,847,166
Health Care — 2.7%
Biotechnology — 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	420,928
Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	56,618
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,318,650	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	673,162
HCA Inc., Senior Secured Notes	7.250%	9/15/20	200,000	221,500
Humana Inc.	8.150%	6/15/38	680,000	962,025
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	419,263
Humana Inc., Senior Notes	3.150%	12/1/22	190,000	188,942

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	17

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	725,000	$824,687
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	620,480
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	949,883
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,015,018
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	620,764
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,744,718
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,186
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	505,223
Total Health Care Providers & Services				12,272,119
Pharmaceuticals — 0.1%
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	661,947	(a)
Total Health Care				13,354,994
Industrials — 1.5%
Airlines — 0.5%
Air 2 US, Notes	8.027%	10/1/19	484,580	499,117	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	166,774	182,201
Continental Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	60,595	63,624	(d)
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,789	51,971
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	859,048	992,201
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	178,500	(a)
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	179,487	187,564
Total Airlines				2,155,178
Building Products — 0.2%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,078,000	(a)
Masco Corp.	7.125%	8/15/13	50,000	51,446
Total Building Products				1,129,446
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	343,431
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,152,885	(a)
Machinery — 0.2%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	954,651
Road & Rail — 0.3%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,311,058	(a)
Total Industrials				7,046,649

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.6%
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	254,000	$294,322	(a)
IT Services — 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	212,100	(a)
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,573,622
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	889,179
Total Semiconductors & Semiconductor Equipment				2,462,801
Total Information Technology				2,969,223
Materials — 1.9%
Chemicals — 0.3%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,407,000
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	454,650	(a)
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	441,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	150,850
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	205,279	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	101,589	(a)
Total Containers & Packaging				898,718
Metals & Mining — 1.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	181,691
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	271,751
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	410,000	435,969
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	180,000	178,884
Evraz Group SA, Notes	6.750%	4/27/18	420,000	432,600	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000	905,250	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,000,000	991,776
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	453,050
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	788,373
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	280,000	298,902
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	500,000	502,715	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	460,000	464,459	(a)
Total Metals & Mining				5,905,420

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	19

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	380,000	$420,850	(a)
Total Materials				9,086,638
Telecommunication Services — 1.5%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,822,675
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	260,000	(a)(e)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	771,750
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	207,953
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	89,000
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	241,788
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,430,000	(a)
Total Diversified Telecommunication Services				4,823,166
Wireless Telecommunication Services — 0.5%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	333,506
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	370,000	418,100	(a)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,200,000	1,482,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	410,000	469,962	(a)
Total Wireless Telecommunication Services				2,703,568
Total Telecommunication Services				7,526,734
Utilities — 1.6%
Independent Power Producers & Energy Traders — 1.6%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,384,500
AES Corp., Senior Notes	7.750%	10/15/15	300,000	336,750
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	190,000	201,875	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	549,000	620,370	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	640,000	711,878	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	10,500	(c)(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,700,363
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	802,500	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,037,185
Total Utilities				7,805,921
Total Corporate Bonds & Notes (Cost — $114,907,068)				120,669,047
Asset-Backed Securities — 4.5%
ACE Securities Corp., 2006-GP1 A	0.340%	2/25/31	118,663	103,279	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.245%	7/25/32	397,101	329,209	(b)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Argent Securities Inc., 2003-W8 M1	1.260%	12/25/33	1,514,291	$1,448,126	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,392,636	1,406,562	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	136,302
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.410%	11/25/45	691,335	644,352	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.716%	6/25/38	1,255,340	1,098,422	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	479,052
Fremont Home Loan Trust, 2006-B 2A2	0.310%	8/25/36	481,392	167,928	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.390%	12/25/36	1,097,241	794,716	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.977%	3/18/29	325,000	274,696	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.604%	6/19/29	150,000	129,327	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.708%	2/20/30	175,000	149,837	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.712%	2/20/32	275,000	234,265	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	350,000	293,368	(b)
GSAMP Trust, 2004-SEA2 M2	1.460%	3/25/34	3,700,000	2,418,257	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	348,927	23,644
GSAMP Trust, 2006-SEA1 A	0.510%	5/25/36	179,348	176,596	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.510%	9/25/36	252,921	221,385	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	500,327	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.470%	6/25/36	1,139,036	244,610	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.550%	2/25/36	450,894	428,924	(b)
Lehman XS Trust, 2006-16N A4B	0.450%	11/25/46	324,809	67,076	(b)
Lehman XS Trust, 2006-GP3 2A2	0.430%	6/25/46	130,255	8,718	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.470%	6/25/46	308,267	187,466	(a)(b)
MASTR Specialized Loan Trust, 2007-1 A	0.580%	1/25/37	290,082	145,309	(a)(b)
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	2,900,000	2,511,214	(b)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	204,822	202,864	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.610%	2/25/35	576,732	555,995	(b)
Origen Manufactured Housing, 2007-A A2	2.630%	4/15/37	2,801,933	1,821,256	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	105,300	(a)
RAAC Series, 2005-SP2 2A	0.510%	6/25/44	2,864,055	2,388,041	(b)
RAAC Series, 2006-RP4 A	0.500%	1/25/46	335,173	304,109	(a)(b)
Soundview Home Loan Trust, 2006-EQ1 A3	0.370%	10/25/36	2,587,948	1,984,878	(b)
Total Asset-Backed Securities (Cost — $23,245,321)				21,985,410
Collateralized Mortgage Obligations — 7.5%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.311%	1/25/35	1,517,174	1,521,781	(b)
Banc of America Funding Corp., 2006-D 6A1	5.118%	5/20/36	899,925	704,001	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	21

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.998%	7/25/33	17,922	$17,756	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.872%	2/25/34	18,632	17,987	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.698%	12/25/33	460,163	463,350	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.890%	9/25/34	109,742	106,846	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.050%	11/25/34	78,009	76,828	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.710%	3/25/35	33,447	31,591	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.062%	1/25/36	315,292	200,297	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.829%	2/25/35	83,607	68,367	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.370%	12/25/46	789,209	492,520	(b)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.470%	11/25/35	380,770	256,418	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.441%	7/20/35	522,041	405,823	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.511%	11/20/35	317,948	204,132	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.470%	1/25/46	319,504	217,804	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.440%	7/25/46	381,567	87,636	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.109%	6/19/31	26,954	27,056	(b)
Countrywide Home Loans, 2003-60 1A1	3.141%	2/25/34	322,734	315,090	(b)
Countrywide Home Loans, 2003-HYB1 1A1	3.037%	5/19/33	20,789	20,753	(b)
Countrywide Home Loans, 2006-3 1A2	0.540%	3/25/36	333,329	119,132	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.660%	6/25/34	139,720	125,113	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.291%	7/15/37	4,196,505	787,513	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.675%	7/25/21	1,845,674	207,908	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.229%	4/25/20	1,136,242	76,241	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.675%	6/25/20	1,162,631	109,354	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.506%	8/25/20	11,278,077	931,332	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.440%	9/25/40	2,657,201	471,041	(b)
Federal National Mortgage Association (FNMA), 2011-53 ST, IO	5.710%	6/25/41	2,927,478	421,543	(b)
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	495,223	582,443
Federal National Mortgage Association (FNMA), 2012-83 YS, IO	5.190%	8/25/42	1,652,497	338,045	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.528%	2/25/36	455,275	333,185	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.460%	4/25/36	1,572,380	1,111,987	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.440%	4/25/36	366,323	199,787	(b)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.560%	1/25/36	2,457,449	$2,022,190	(a)(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.390%	11/19/46	379,643	221,523	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.360%	1/25/47	746,388	528,924	(b)
IMPAC CMB Trust, 2004-5 1A1	0.930%	10/25/34	147,435	140,678	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.010%	11/25/34	8,761	8,430	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	217,444	216,603
Lehman Mortgage Trust, 2007-1 2A3, IO	6.420%	2/25/37	4,689,852	1,485,886	(b)
MASTR ARM Trust, 2003-3 3A4	2.406%	9/25/33	1,499,266	1,445,039	(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.570%	7/25/35	3,682,206	2,845,900	(a)(b)
Merit Securities Corp., 11PA B2	1.710%	9/28/32	6,311	6,213	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	4.978%	5/25/34	379,534	385,805	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.987%	8/25/34	69,054	65,030	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.837%	3/25/36	401,547	275,756	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.483%	8/25/36	362,612	246,463	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.822%	8/26/34	1,500,000	1,027,520	(a)(b)
Residential Accredit Loans Inc., 2006-QO3 A2	0.470%	4/25/46	1,145,802	538,878	(b)
Residential Accredit Loans Inc., 2006-QO3 A3	0.540%	4/25/46	1,604,042	754,407	(b)
Residential Accredit Loans Inc., 2007-Q01 A1	0.360%	2/25/47	2,154,313	1,472,068	(b)
Residential Accredit Loans Inc., Series 2006-Q03, Class A1	0.420%	4/25/46	2,208,838	1,038,799	(b)
Sequoia Mortgage Trust, 2007-4 4A1	5.185%	7/20/47	1,168,181	1,026,923	(b)
Structured ARM Loan Trust, 2004-04 3A2	2.824%	4/25/34	791,102	785,030	(b)
Structured ARM Loan Trust, 2004-07 A1	0.615%	6/25/34	16,451	14,044	(b)
Structured ARM Loan Trust, 2004-17 A1	1.321%	11/25/34	51,094	50,074	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.530%	10/25/35	973,359	750,461	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.386%	10/25/35	1,564,538	1,412,071	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.950%	12/19/33	87,121	80,240	(b)
Structured Asset Securities Corp., 2002-08A 7A1	2.198%	5/25/32	63,792	60,661	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.286%	6/25/32	12,952	12,753	(b)
Structured Asset Securities Corp., 2002-16A 1A1	3.066%	8/25/32	228,372	226,294	(b)
Structured Asset Securities Corp., 2002-18A 1A1	3.118%	9/25/32	5,993	5,926	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.610%	9/25/33	248,451	226,222	(a)(b)
Structured Asset Securities Corp., 2004-NP2 A	0.560%	6/25/34	2,647,286	2,353,900	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.110%	3/25/44	29,368	27,332	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.136%	5/25/46	2,581,411	1,615,285	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.136%	6/25/46	1,328,273	651,086	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.126%	8/25/46	1,925,524	1,040,904	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	23

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.680%	5/25/35	216,827	$219,220	(b)
Total Collateralized Mortgage Obligations (Cost — $41,332,056)				36,335,198
Collateralized Senior Loans — 4.9%
Consumer Discretionary — 2.5%
Auto Components — 0.2%
Allison Transmission Inc., Term Loan B	2.710%	8/7/14	204,016	204,717	(h)
Schaeffler AG, USD Term Loan C2	6.000%	1/27/17	1,000,000	1,005,357	(h)
Total Auto Components				1,210,074
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.460%	1/26/18	484,112	431,767	(h)
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	739,191	740,559	(h)
Dunkin Brands Inc., New Term Loan B2	4.000%	11/23/17	993,277	998,927	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.760%	11/23/16	107,776	107,895	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.760%	11/23/16	426,703	427,175	(h)
Leslie’s Poolmart Inc., New Term Loan B	5.250%	10/16/19	997,700	1,003,437	(h)
Total Hotels, Restaurants & Leisure				3,709,760
Media — 0.7%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.720%	7/5/17	685,531	538,142	(h)
Charter Communications Operating LLC, Extended Term Loan C	3.470%	9/6/16	439,927	441,574	(h)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	496,250	499,662	(h)
Univision Communications Inc., Extended Term Loan	4.462%	3/31/17	698,841	686,611	(h)
UPC Financing Partnership, Term Loan T	3.714%	12/30/16	170,812	169,446	(h)
Weather Channel, New Term Loan B	4.250%	2/13/17	1,000,000	1,009,167	(h)
Total Media				3,344,602
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	925,000	925,514	(h)
Specialty Retail — 0.6%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	937,929	861,488	(h)
Michaels Stores Inc., Term Loan B2	4.813%	7/29/16	923,012	930,264	(h)
Party City Holdings Inc., New Term Loan B	5.750%	7/26/19	997,500	1,006,696	(h)
Total Specialty Retail				2,798,448
Total Consumer Discretionary				11,988,398
Consumer Staples — 0.2%
Food Products — 0.2%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	1,000,000	1,000,833	(h)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Plains Exploration & Production Co., New 7 Year Term Loan B	4.000%	11/30/19	1,000,000	$1,002,083	(h)
Health Care — 0.3%
Health Care Equipment & Supplies — 0.3%
Bausch & Lomb Inc., Term Loan B	5.250%	5/17/19	746,250	752,380	(h)
BSN Medical Acquisition Holdings, Term Loan B	5.000%	7/27/19	500,000	501,250	(h)
Total Health care				1,253,630
Industrials — 0.2%
Machinery — 0.2%
Intelligrated Inc., 1st Lien Term Loan	6.750%	7/30/18	997,500	1,007,475	(h)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.211%	3/23/18	612,309	582,374	(h)
First Data Corp., Non-Extended Term Loan B2	2.961%	9/24/14	32,952	32,901	(h)
SunGard Data Systems Inc., Term Loan B	3.835-3.937%	2/26/16	645,841	648,659	(h)
Total Information Technology				1,263,934
Materials — 0.6%
Construction Materials — 0.2%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	876,344	872,119	(h)
Metals & Mining — 0.4%
FMG America Finance Inc., Term Loan	5.250%	10/18/17	2,194,500	2,209,930	(h)
Total Materials				3,082,049
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	498,737	501,944	(h)
Wireless Telecommunication Services — 0.3%
Telesat Canada Inc., Term Loan B	4.250%	3/28/19	1,492,500	1,501,205	(h)
Total Telecommunication Services				2,003,149
Utilities — 0.2%
Electric Utilities — 0.2%
Equipower Resources Holdings LLC, Term Loan	5.500%	12/21/18	995,000	1,001,219	(h)
Total Collateralized Senior Loans (Cost — $23,650,945)				23,602,770
Mortgage-Backed Securities — 3.0%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	1/17/28	600,000	626,156	(i)
FNMA — 2.6%
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,898,173	2,102,162

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	25

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.500%	1/17/28	1,000,000		$1,045,625	(i)
Federal National Mortgage Association (FNMA)	3.000%	1/17/28-1/14/43	1,200,000		1,264,266	(i)
Federal National Mortgage Association (FNMA)	3.500%	1/17/28-1/14/43	5,900,000		6,284,832	(i)
Federal National Mortgage Association (FNMA)	4.000%	1/14/43	1,700,000		1,822,187	(i)
Total FNMA					12,519,072
GNMA — 0.3%
Government National Mortgage Association (GNMA)	3.500%	1/22/43	300,000		325,899	(i)
Government National Mortgage Association (GNMA) II	3.500%	1/22/43	500,000		543,242	(i)
Government National Mortgage Association (GNMA) II	4.500%	1/22/43	600,000		656,906	(i)
Total GNMA					1,526,047
Total Mortgage-Backed Securities (Cost — $14,636,144)					14,671,275
Municipal Bonds — 1.1%
North Carolina — 0.6%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	3,100,000		3,147,926	(b)
Pennsylvania — 0.5%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	2.072%	6/1/47	1,700,000		1,619,406	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.377%	6/1/47	850,000		809,660	(b)
Total Pennsylvania					2,429,066
Total Municipal Bonds (Cost — $5,202,351)					5,576,992
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Brazil — 0.1%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/15	591,000	BRL	701,637
Sweden — 0.2%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	1,000,266
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $994,106)					1,701,903
Sovereign Bonds — 1.9%
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	221,938
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,755,000	BRL	2,959,335
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	331,000	BRL	170,284
Total Brazil					3,351,557
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,022,000	MYR	674,315

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — continued
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	$244,705
Total Malaysia					919,020
Mexico — 0.9%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,854,721
Mexican Bonos, Bonds	6.500%	6/9/22	28,093,900	MXN	2,351,487
Mexican Bonos, Bonds	10.000%	12/5/24	1,570,000	MXN	169,956
Total Mexico					4,376,164
Thailand — 0.1%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	721,142
Total Sovereign Bonds (Cost — $9,494,503)					9,367,883
U.S. Government & Agency Obligations — 20.7%
U.S. Government Obligations — 20.7%
U.S. Treasury Bonds	4.375%	5/15/41	430,000		560,209
U.S. Treasury Bonds	3.125%	11/15/41	4,650,000		4,867,243
U.S. Treasury Bonds	3.125%	2/15/42	1,790,000		1,871,669
U.S. Treasury Bonds	3.000%	5/15/42	475,000		483,906
U.S. Treasury Bonds	2.750%	8/15/42	730,000		704,906
U.S. Treasury Notes	1.875%	2/28/14	1,520,000		1,549,272
U.S. Treasury Notes	0.250%	9/15/15	80,000		79,825
U.S. Treasury Notes	0.250%	10/15/15	240,000		239,456
U.S. Treasury Notes	1.000%	8/31/16	950,000		968,109
U.S. Treasury Notes	0.750%	6/30/17	890,000		895,285
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,659,953
U.S. Treasury Notes	0.750%	10/31/17	2,710,000		2,718,892
U.S. Treasury Notes	0.750%	12/31/17	9,800,000		9,816,082
U.S. Treasury Notes	1.250%	4/30/19	24,650,000		25,021,673
U.S. Treasury Notes	1.000%	9/30/19	17,190,000		17,071,819
U.S. Treasury Notes	1.250%	10/31/19	5,140,000		5,182,564
U.S. Treasury Notes	1.125%	12/31/19	6,700,000		6,681,160
U.S. Treasury Notes	2.000%	2/15/22	130,000		134,438
U.S. Treasury Notes	1.625%	8/15/22	20,060,000		19,928,366
Total U.S. Government & Agency Obligations (Cost — $100,231,779)					100,434,827

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,138		229,649	*

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	27

Western Asset Total Return Unconstrained Fund

Security			Shares	Value
Utilities — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.			3,779	$72,292	*
Total Common Stocks (Cost — $359,878)				301,941

	Rate
Preferred Stocks — 0.9%
Financials — 0.9%
Consumer Finance — 0.9%
GMAC Capital Trust I (Cost — $3,961,616)	8.125%		158,099	4,213,338	(b)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $133.50		1/25/13	82	24,344
U.S. Treasury 30-Year Notes Futures, Call @ $152.00		1/25/13	34	5,844
Total Purchased Options (Cost — $62,002)				30,188

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	912	13,479	*(e)
Total Investments before Short-Term Investments (Cost — $338,077,769)				338,904,251

		Maturity Date	Face Amount†
Short-Term Investments — 31.9%
U.S. Government Agencies — 16.7%
Federal Agricultural Mortgage Corp. (FAMC), Discount Notes	0.120%	1/3/13	8,300,000	8,299,972	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.085%	3/15/13	10,000,000	9,999,000	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	5/3/13	25,000,000	24,992,450	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.085%	3/25/13	10,000,000	9,998,860	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	4/17/13	10,000,000	9,997,960	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/6/13	9,200,000	9,197,148	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	2/1/13	8,700,000	8,699,176	(j)
Total U.S. Government Agencies (Cost — $81,181,705)				81,184,566
U.S. Government Obligations — 4.1%
U.S. Treasury Bills (Cost — $19,990,906)	0.105%	6/6/13	20,000,000	19,991,180	(j)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 11.1%
Bank of America repurchase agreement dated 12/31/12; Proceeds at maturity — $47,322,342; (Fully collateralized by U.S. government obligations, 0.625% due 8/31/17; Market value — $48,268,440)	0.130%	1/2/13	47,322,000	$47,322,000
Credit Suisse repurchase agreement dated 12/31/12; Proceeds at maturity — $6,814,057; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market value — $6,950,321)	0.150%	1/2/13	6,814,000	6,814,000
Total Repurchase Agreements (Cost — $54,136,000)				54,136,000
Total Short-Term Investments (Cost — $155,308,611)				155,311,746
Total Investments — 101.6% (Cost — $493,386,380#)				494,215,997
Liabilities in Excess of Other Assets — (1.6)%				(7,917,862)
Total Net Assets — 100.0%				$486,298,135

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of December 31, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $493,386,503.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	29

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $439,250,380)	$440,079,997
Repurchase agreements, at value (Cost — $54,136,000)	54,136,000
Foreign currency, at value (Cost — $1,044,892)	1,069,169
Cash	7,838,656
Interest receivable	2,416,795
Receivable for Fund shares sold	1,524,703
Receivable for securities sold	963,019
Deposits with brokers for open futures contracts	962,531
Unrealized appreciation on forward foreign currency contracts	856,394
Receivable from broker — variation margin on open futures contracts	145,828
Deposits with brokers for swap contracts	100,000
Swaps, at value (premiums paid — $24,136)	12,242
Receivable for open swap contracts	51
Prepaid expenses	62,255
Other receivables	8,712
Total Assets	510,176,352

Liabilities:
Payable for securities purchased	22,389,210
Unrealized depreciation on forward foreign currency contracts	500,005
Payable for Fund shares repurchased	261,743
Swaps, at value (net premiums received — $49,348)	245,046
Investment management fee payable	222,777
Distributions payable	60,638
Service and/or distribution fees payable	24,184
Payable for open swap contracts	23,265
Accrued expenses	151,349
Total Liabilities	23,878,217
Total Net Assets	$486,298,135

Net Assets:
Par value (Note 7)	$45,727
Paid-in capital in excess of par value	515,730,284
Undistributed net investment income	934,658
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(31,747,916)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	1,335,382
Total Net Assets	$486,298,135

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2012

Shares Outstanding:
Class A	239,247
Class C	13,294
Class FI	10,562,254
Class R	977
Class I	15,339,251
Class IS	19,571,823

Net Asset Value:
Class A (and redemption price)	$10.64
Class C*	$10.64
Class FI (and redemption price)	$10.63
Class R (and redemption price)	$10.64
Class I (and redemption price)	$10.64
Class IS (and redemption price)	$10.63
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.11

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	31

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$12,030,018
Dividends	225,011
Less: Foreign taxes withheld	(22,583)
Total Investment Income	12,232,446

Expenses:
Investment management fee (Note 2)	2,811,152
Service and/or distribution fees (Notes 2 and 5)	129,259
Transfer agent fees (Note 5)	106,472
Registration fees	77,207
Legal fees	66,887
Audit and tax	59,187
Fund accounting fees	58,679
Shareholder reports (Note 5)	46,994
Custody fees	36,546
Directors’ fees	17,379
Insurance	8,229
Miscellaneous expenses	4,760
Total Expenses	3,422,751
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(184,855)
Net Expenses	3,237,896
Net Investment Income	8,994,550

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,429,160)
Futures contracts	(4,127,961)
Written options	(687,911)
Swap contracts	(388,130)
Foreign currency transactions	939,146
Net Realized Loss	(7,694,016)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,391,330
Futures contracts	1,047,713
Written options	993,161
Swap contracts	(557,300)
Foreign currencies	(76,845)
Change in Net Unrealized Appreciation (Depreciation)	24,798,059
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	17,104,043
Increase in Net Assets from Operations	$26,098,593

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$8,994,550	$10,320,175
Net realized loss	(7,694,016)	(4,147,211)
Change in net unrealized appreciation (depreciation)	24,798,059	(182,666)
Increase in Net Assets From Operations	26,098,593	5,990,298

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,936,983)	(9,279,656)
Decrease in Net Assets From Distributions to Shareholders	(8,936,983)	(9,279,656)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	232,956,593	95,194,297
Reinvestment of distributions	8,315,678	8,197,233
Cost of shares repurchased	(76,567,216)	(95,851,435)
Increase in Net Assets From Fund Share Transactions	164,705,055	7,540,095
Increase in Net Assets	181,866,665	4,250,737

Net Assets:
Beginning of year	304,431,470	300,180,733
End of year*	$486,298,135	$304,431,470
* Includes undistributed (overdistributed) net investment income, respectively, of:	$934,658	$(155,294)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	33

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$10.35

Income from operations:
Net investment income	0.09
Net realized and unrealized gain	0.33
Total income from operations	0.42

Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$10.64
Total return[3]	4.12%

Net assets, end of period (000s)	$2,546

Ratios to average net assets:
Gross expenses[4]	1.19%
Net expenses[4,5,6,7]	1.16
Net investment income[4]	1.38

Portfolio turnover rate[8]	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% for the year ended December 31, 2012.

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$10.35

Income from operations:
Net investment income	0.06
Net realized and unrealized gain	0.31
Total income from operations	0.37

Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)

Net asset value, end of period	$10.64
Total return[3]	3.58%

Net assets, end of period (000s)	$141

Ratios to average net assets:
Gross expenses[4]	2.10%
Net expenses[4,5,6,7]	1.91
Net investment income[4]	0.87

Portfolio turnover rate[8]	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% for the year ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	35

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2012	2011	2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$10.13	$10.22	$9.79	$7.82	$9.82	$10.23

Income (loss) from operations:
Net investment income	0.20	0.28	0.36	0.43	0.35	0.47
Net realized and unrealized gain (loss)	0.53	(0.11)	0.41	2.05	(1.69)	(0.37)
Total income (loss) from operations	0.73	0.17	0.77	2.48	(1.34)	0.10

Less distributions from:
Net investment income	(0.23)	(0.26)	(0.30)	(0.51)	(0.42)	(0.46)
Net realized gains	—	—	—	—	(0.24)	(0.05)
Return of capital	—	—	(0.04)	—	—	—
Total distributions	(0.23)	(0.26)	(0.34)	(0.51)	(0.66)	(0.51)

Net asset value, end of year	$10.63	$10.13	$10.22	$9.79	$7.82	$9.82
Total return[5]	7.29%	1.69%	7.99%	32.55%	(14.31)%	1.03%

Net assets, end of year (000s)	$112,307	$3,613	$2,024	$4,265	$813	$406

Ratios to average net assets:
Gross expenses	1.20%	1.37%	1.25%	1.42%	1.38%[6]	1.31%
Net expenses[7]	1.10 [8,9]	1.05 [8]	1.05 [8]	1.05 [8]	1.05 [6,8]	1.03 [10]
Net investment income	1.87	2.79	3.58	4.70	5.50 [6]	4.70

Portfolio turnover rate	85%[11]	142%[11]	131%	258%	230%[12]	387%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 1.10% until April 30, 2013. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.05%.

[10]	The impact of compensating balance arrangements was 0.01%.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[12]	Not annualized.

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$10.35

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.29
Total income from operations	0.40

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$10.64
Total return[3]	3.91%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.58%
Net expenses[4,5,6,7]	1.50
Net investment income[4]	1.60

Portfolio turnover rate[8]	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commisions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% for the year ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	37

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2012	2011	2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$10.14	$10.22	$9.80	$7.81	$9.82	$10.23

Income (loss) from operations:
Net investment income	0.26	0.31	0.38	0.46	0.38	0.49
Net realized and unrealized gain (loss)	0.50	(0.10)	0.41	2.03	(1.71)	(0.36)
Total income (loss) from operations	0.76	0.21	0.79	2.49	(1.33)	0.13

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.33)	(0.50)	(0.44)	(0.49)
Net realized gains	—	—	—	—	(0.24)	(0.05)
Return of capital	—	—	(0.04)	—	—	—
Total distributions	(0.26)	(0.29)	(0.37)	(0.50)	(0.68)	(0.54)

Net asset value, end of year	$10.64	$10.14	$10.22	$9.80	$7.81	$9.82
Total return[5]	7.53%	2.04%	8.14%	32.89%	(14.20)%	1.31%

Net assets, end of year (000s)	$163,240	$110,681	$81,809	$99,271	$152,349	$560,219

Ratios to average net assets:
Gross expenses	0.90%	0.85%[6]	0.85%	0.85%	0.83%[7]	0.84%
Net expenses	0.84 [8,9,10]	0.80 [6,8,9]	0.80 [8,9]	0.80 [8]	0.80 [7,8]	0.83 [11]
Net investment income	2.46	3.07	3.78	5.20	5.50 [7]	4.90

Portfolio turnover rate	85%[12]	142%[12]	131%	258%	230%[13]	387%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.85% until April 30, 2013. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.80%.

[11]	The impact of compensating balance arrangements was 0.01%.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[13]	Not annualized.

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of year	$10.13	$10.21	$9.79	$7.82	$9.15

Income (loss) from operations:
Net investment income	0.26	0.32	0.38	0.46	0.20
Net realized and unrealized gain (loss)	0.50	(0.11)	0.41	2.03	(1.26)
Total income (loss) from operations	0.76	0.21	0.79	2.49	(1.06)

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.33)	(0.52)	(0.27)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.26)	(0.29)	(0.37)	(0.52)	(0.27)

Net asset value, end of year	$10.63	$10.13	$10.21	$9.79	$7.82
Total return[4]	7.55%	2.03%	8.15%	32.81%	(11.69)%

Net assets, end of year (000s)	$208,054	$190,137	$216,348	$187,156	$161,094

Ratios to average net assets:
Gross expenses	0.85%	0.83%[5]	0.84%	0.84%	0.85%[6]
Net expenses[7,8]	0.82 [9]	0.80 [5]	0.80	0.80	0.80 [6]
Net investment income	2.50	3.11	3.79	5.20	5.80 [6]

Portfolio turnover rate	85%[10]	142%[10]	131%	258%	230%[11]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.83% until April 30, 2013. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.80%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (formerly Western Asset Total Return Unconstrained Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making

40	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	41

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$120,594,923	$74,124	$120,669,047
Asset-backed securities	—	19,480,426	2,504,984	21,985,410
Collateralized mortgage obligations	—	36,335,198	—	36,335,198
Collateralized senior loans	—	23,602,770	—	23,602,770
Mortgage-backed securities	—	14,671,275	—	14,671,275
Municipal bonds	—	5,576,992	—	5,576,992
Non-U.S. Treasury inflation protected securities	—	1,701,903	—	1,701,903
Sovereign bonds	—	9,367,883	—	9,367,883
U.S. government & agency obligations	—	100,434,827	—	100,434,827
Common stocks	$72,292	229,649	—	301,941
Preferred stocks	4,213,338	—	—	4,213,338
Purchased options	30,188	—	—	30,188
Warrants	—	13,479	—	13,479
Total long-term investments	$4,315,818	$332,009,325	$2,579,108	$338,904,251
Short-term investments†	—	155,311,746	—	155,311,746
Total investments	$4,315,818	$487,321,071	$2,579,108	$494,215,997
Other financial instruments:
Futures contracts	348,429	—	—	348,429
Forward foreign currency contracts	—	856,394	—	856,394
Credit default swaps on credit indices — buy protection‡	—	12,242	—	12,242
Total other financial instruments	$348,429	$868,636	—	$1,217,065
Total	$4,664,247	$488,189,707	$2,579,108	$495,433,062

42	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$15,751	—	—	$15,751
Forward foreign currency contracts	—	$500,005	—	500,005
Interest rate swaps	—	7,824	—	7,824
Credit default swaps on corporate issues — buy protection	—	54,487	—	54,487
Credit default swaps on credit indices — sell protection‡	—	9,547	—	9,547
Credit default swaps on credit indices — buy protection‡	—	173,188	—	173,188
Total	$15,751	$745,051	—	$760,802

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	43

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

44	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and

Western Asset Total Return Unconstrained Fund 2012 Annual Report	45

Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $251,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of

46	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund also purchases or writes options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a

Western Asset Total Return Unconstrained Fund 2012 Annual Report	47

future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are

48	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below

Western Asset Total Return Unconstrained Fund 2012 Annual Report	49

the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related

50	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held forward foreign currency contracts, credit default swaps and interest rate swaps, with credit related contingent features which had a liability position of $745,051. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or secruities as collateral to cover the net liability of these derivatives amounting to $100,000 which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable

Western Asset Total Return Unconstrained Fund 2012 Annual Report	51

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,032,385	$(1,032,385)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective May 1, 2012, the investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2014, without the Board of Directors’ consent. Western Asset, Western Asset Limited, Western Singapore and Western Japan also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. Prior to May 1, 2012, the investment manager agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses did not exceed 1.05%, 0.80% and 0.80% for Class FI, Class I and Class IS shares, respectively.

Effective May 1, 2012, as a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary

52	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

expenses and deferred organizational expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.10%, 0.85% and 0.83%, respectively. These arrangements are expected to continue until April 30, 2013, but may be terminated at any time by the investment manager.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $184,855.

Prior to July 1, 2012, the investment manager was permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A†	Class C†	Class FI	Class R†	Class I	Class IS
Expires December 31, 2013	—	—	$10,779	—	$53,222	$70,124
Expires December 31, 2014	$79	$46	48,152	$5	74,034	62,539
Fees waived/expense reimbursements subject to recapture	$79	$46	$58,931	$5	$127,256	$132,663

†	The class commenced operations on April 30, 2012.

During the year ended December 31, 2012, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sale and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $225 on sales the Fund’s Class A shares. In addition, for year ended December 31, 2012, there were no CDSCs paid to LMIS and its affiliates.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	53

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of December 31, 2012, Legg Mason and its affiliates owned 31% of the Fund.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$110,256,072	$337,602,707
Sales	81,211,710	306,466,186

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,660,398
Gross unrealized depreciation	(12,830,904)
Net unrealized appreciation	$829,494

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	89	6/13	$22,172,989	$22,177,687	$4,698
Contracts to Sell:
90-Day Eurodollar	89	6/14	22,144,673	22,149,875	(5,202)
U.S. Treasury 2-Year Notes	38	3/13	8,373,533	8,377,813	(4,280)
U.S. Treasury 5-Year Notes	90	3/13	11,190,996	11,197,265	(6,269)
U.S. Treasury 10-Year Notes	725	3/13	96,565,199	96,266,407	298,792
U.S. Treasury 30-Year Notes	7	3/13	1,042,040	1,032,500	9,540
U.S. Treasury Ultra Long-Term Bonds	12	3/13	1,986,524	1,951,125	35,399
					327,980
Net unrealized gain on open futures contracts					$332,678

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	32,480,000	$1,389,310
Options written	196,521,101	672,079
Options closed	(141,700,570)	(1,762,624)
Options exercised	(52,200,128)	(148,084)
Options expired	(35,100,403)	(150,681)
Written options, outstanding as of December 31, 2012	—	—

At December 31, 2012, the Fund held TBA securities with a total cost of $12,556,793.

54	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Japanese Yen	Citibank, N.A.	165,039,800	$1,905,699	2/15/13	$(159,338)
Mexican Peso	Morgan Stanley & Co. Inc.	39,789,122	3,065,258	2/15/13	35,783
					(123,555)
Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	$3,300,627	1/25/13	$(41,027)
Japanese Yen	Citibank, N.A.	251,000,000	2,897,830	1/25/13	269,363
Euro	Citibank, N.A.	4,501,609	5,944,265	2/15/13	(205,794)
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,411,189	2/15/13	(76,283)
Euro	UBS AG	500,000	660,238	2/15/13	(17,563)
Japanese Yen	Citibank, N.A.	576,317,000	6,654,677	2/15/13	375,765
Japanese Yen	Credit Suisse	165,039,620	1,905,696	2/15/13	175,483
					479,944
Net unrealized gain on open forward foreign currency contracts					$356,389

At December 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(6,362)
Credit Suisse	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(1,462)
Total	$100,000				—	$(7,824)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2012[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.39%	0.900% quarterly	$(694)	—	$(694)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	50,000	9/20/13	0.33%	0.750% quarterly	(153)	—	(153)
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	0.32%	4.700% quarterly	(53,640)	—	(53,640)
Total	$1,100,000				$(54,487)	—	$(54,487)

Western Asset Total Return Unconstrained Fund 2012 Annual Report	55

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse (CMBX NA AM 1 Index)	$70,000	10/12/52	0.500% monthly	$(2,663)	$(6,274)	$3,611
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	181,000	10/12/52	0.500% monthly	(6,884)	(16,166)	9,282
Total	$251,000			$(9,547)	$(22,440)	$12,893

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse (CMBX 1 2006-1 AAA Index)	$370,730	10/12/52	0.100% monthly	$7,421	$14,543	$(7,122)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	240,875	10/12/52	0.100% monthly	4,821	9,593	(4,772)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	5,544,000	6/20/17	5.000% quarterly	(80,153)	111,620	(191,773)
Goldman Sachs Group Inc. (Markit CDX.NA.HY.18 Index)	6,435,000	6/20/17	5.000% quarterly	(93,035)	(138,528)	45,493
Total	$12,590,605			$(160,946)	$(2,772)	$(158,174)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

56	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$30,188	—	—	$30,188
Futures contracts[3]	348,429	—	—	348,429
Swap contracts[4]	—	—	$12,242	12,242
Forward foreign currency contracts	—	$856,394	—	856,394
Total	$378,617	$856,394	$12,242	$1,247,253

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts[3]	$15,751	—	—	$15,751
Swap contracts[4]	7,824	—	$237,222	245,046
Forward foreign currency contracts	—	$500,005	—	500,005
Total	$23,575	$500,005	$237,222	$760,802

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[1]	$(134,165)	—	$241,974	$107,809
Written options	(816,033)	—	128,122	(687,911)
Futures contracts	(4,127,961)	—	—	(4,127,961)
Swap contracts	(150,231)	—	(237,899)	(388,130)
Forward foreign currency contracts	—	$1,012,450	—	1,012,450
Total	$(5,228,390)	$1,012,450	$132,197	$(4,083,743)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	57

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[1]	$(36,100)	—	—	$(36,100)
Written options	993,161	—	—	993,161
Futures contracts	1,047,713	—	—	1,047,713
Swap contracts	10,341	—	$(567,641)	(557,300)
Forward foreign currency contracts	—	$(159,690)	—	(159,690)
Total	$2,015,115	$(159,690)	$(567,641)	$1,287,784

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investment transactions in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$215,447
Written options†	241,598
Futures contracts (to buy)	12,751,147
Futures contracts (to sell)	124,555,614
Forward foreign currency contracts (to buy)	5,533,226
Forward foreign currency contracts (to sell)	18,574,594

Average Notional Balance
Interest rate swap contracts	$5,770,769
Credit default swap contracts (to buy protection)	7,975,484
Credit default swap contracts (to sell protection)	9,952,692

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average daily net assets, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI Shares.

58	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports*
Class A†	$597	$230	$0	‡
Class C†	247	67	0	‡
Class FI	128,381	43,948	130
Class R†	34	18	0	‡
Class I	—	55,485	3,849
Class IS	—	6,724	7,358
Total	$129,259	$106,472	$11,337

*	For the period January 1, 2012 through May 31, 2012. Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	Amount represents less than $1.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$79
Class C†	46
Class FI	48,152
Class R†	5
Class I	74,034
Class IS	62,539
Total	$184,855

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$5,372	—
Class C†	294	—
Class FI	988,270	$83,384
Class R†	110	—
Class I	2,968,032	3,063,810
Class IS	4,974,905	6,132,462
Total	$8,936,983	$9,279,656

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	59

7. Capital shares

At December 31, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	240,690	$2,558,203	—	—
Shares issued on reinvestment	274	2,921	—	—
Shares repurchased	(1,717)	(18,271)	—	—
Net increase	239,247	$2,542,853	—	—

Class C†
Shares sold	13,266	$140,666	—	—
Shares issued on reinvestment	28	294	—	—
Net increase	13,294	$140,960	—	—

Class FI
Shares sold	11,015,186	$115,219,389	286,062	$2,932,855
Shares issued on reinvestment	93,460	987,727	8,165	83,384
Shares repurchased	(902,889)	(9,529,043)	(135,863)	(1,379,935)
Net increase	10,205,757	$106,678,073	158,364	$1,636,304

Class R†
Shares sold	966	$10,000	—	—
Shares issued on reinvestment	11	110	—	—
Net increase	977	$10,110	—	—

Class I
Shares sold	7,466,323	$78,651,918	5,779,991	$59,342,403
Shares issued on reinvestment	226,307	2,366,042	203,344	2,078,590
Shares repurchased	(3,266,895)	(33,989,453)	(3,071,476)	(31,208,478)
Net increase	4,425,735	$47,028,507	2,911,859	$30,212,515

Class IS
Shares sold	3,491,433	$36,376,417	3,217,629	$32,919,039
Shares issued on reinvestment	475,460	4,958,584	590,154	6,035,259
Shares repurchased	(3,164,299)	(33,030,449)	(6,223,738)	(63,263,022)
Net increase (decrease)	802,594	$8,304,552	(2,415,955)	$(24,308,724)

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$8,936,983	$9,279,656

60	Western Asset Total Return Unconstrained Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2012, the components of accumulated losses on a tax basis were as follows:

Total undistributed earnings	$1,379,558
Capital loss carryforward*	(30,976,046)
Other book/tax temporary differences(a)	(1,216,647)
Unrealized appreciation (depreciation)(b)	1,335,259
Total accumulated earnings (losses) — net	$(29,477,876)

*	As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(13,529,554)**
12/31/2016	(1,073,088)
12/31/2017	(13,463,088)
12/31/2018	(2,910,316)
$(30,976,046)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain options, futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Western Asset Total Return Unconstrained Fund 2012 Annual Report	61

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Total Return Unconstrained Fund (one of the Funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

62	Western Asset Total Return Unconstrained Fund

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, October 18 and October 25, 2012. At a meeting held on November 13, 2012, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

Western Asset Total Return Unconstrained Fund	63

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of its peer group, and to its investment benchmark over the one- and three-year periods ended August 31, 2012. In that connection, the Directors noted that the performance of the Fund was lower than its peer average for the one- and three-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group, noting that the multi-sector income funds are an evolving asset classification and that the Fund’s unique characteristics made comparisons to its investment benchmark and peer group more difficult.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group and total expenses for the Fund were slightly higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout

64	Western Asset Total Return Unconstrained Fund

Board approval of investment management and advisory agreements (unaudited) (cont’d)

benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Total Return Unconstrained Fund	65

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

66	Western Asset Total Return Unconstrained Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); CoreLogic, Inc. (information, analytics and business services).
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

Western Asset Total Return Unconstrained Fund	67

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 100 International Drive Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. of its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years

Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)

68	Western Asset Total Return Unconstrained Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the ten portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 149 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Total Return Unconstrained Fund	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	Monthly
Payable date:	January 2012-December 2012
Interest from Federal obligations	9.72%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Total Return Unconstrained Fund

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 2/13 SR13-1875

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $468,601 in December 31, 2011 and $354,434 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,600 in December 31, 2011 and $57,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $13,130 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2012.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) President
Western Asset Funds, Inc.

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date: February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date: February 25, 2013